                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 7, 1997



                          RENAISSANCERE HOLDINGS LTD.
               (Exact name of registrant as specified in charter)



           BERMUDA                   34-0-26512                 98-013-8020
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


RENAISSANCE HOUSE, 8-12 EAST BROADWAY                                   HM 19
PEMBROKE, BERMUDA                                                     (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:  (441) 295-4513


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

ITEM 5.  OTHER EVENTS

     On March 7, 1997, RenaissanceRe Holdings Ltd., a Bermuda company (the "Company"), completed the sale of $100,000,000 aggregate liquidation amount of 8.54% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities") of RenaissanceRe Capital Trust, a Delaware statutory business trust (the "Trust"), pursuant to the terms and conditions of the Purchase Agreement, dated March 4, 1997, among the Company, the Trust, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc. The Capital Securities will pay cumulative cash distributions at an annual rate of 8.54%, payable semi-annually commencing September 1, 1997.
The Capital Securities were issued pursuant to the terms of the Amended and Restated Declaration of Trust, among the Company, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein, dated as of March 7, 1997, relating to the Trust and are guaranteed by the Company under the Series A Capital Securities Guarantee Agreement, dated as of March 7, 1997, between the Company and The Bank of New York, as Trustee. The proceeds from the sale of the Capital Securities were invested in the Company's 8.54% Junior Subordinated Deferrable Interest Debentures, Series A due March 1, 2027, which were issued pursuant to an Indenture, dated as of March 7, 1997, by and between the Company and The Bank of New York, as Trustee.

     The Capital Securities were sold in a private placement in reliance on Rule 144A promulgated under the Securities Act of 1933, as amended. Proceeds of the offering were used to repay a portion of the Company's outstanding indebtedness. The Company and the Trust have agreed to file a registration statement with the Securities and Exchange Commission relating to an exchange offer, whereby the Company will offer to exchange securities registered under the Securities Exchange Act of 1934, as amended, for the privately-issued securities sold at the March 7 closing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

Exhibit Number           Description of Exhibit
--------------  ----------------------------------------
           1.1  Purchase Agreement, dated March 4,
                1997, among the Company, the Trust,
                Merrill Lynch & Co., Merrill Lynch,
                Pierce, Fenner & Smith Incorporated and
                Salomon Brothers Inc.

           4.1  Amended and Restated Declaration of
                Trust of RenaissanceRe Capital Trust,
                dated as of March 7, 1997, among the
                Company, as Sponsor, The Bank of New
                York, as Property Trustee, The Bank of
                New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

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

           4.2  Indenture, dated as of March 7, 1997,
                among the Company, as Sponsor and The
                Bank of New York, as Debenture Trustee.

           4.3  Series A Capital Securities Guarantee
                Agreement, dated as of March 7, 1997,
                between the Company and The Bank of New
                York, as Trustee.

           4.4  Registration Rights Agreement, dated
                March 7, 1997, among the Company, the
                Trust, Merrill Lynch & Co., Merrill
                Lynch, Pierce, Fenner & Smith
                Incorporated and Salomon Brothers Inc.

          99.1  Press Release issued by the Company,
                dated March 7, 1997.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RENAISSANCERE HOLDINGS LTD.


                            /s/ Keith S. Hynes
                            ------------------
                            Name:  Keith S. Hynes
                            Title: Senior Vice President
                                   and Chief Financial Officer

March 19, 1997

                                 EXHIBIT INDEX

Exhibit
-------
    1.1  Purchase Agreement, dated March 4, 1997, among the Company, the Trust,
         Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated
         and Salomon Brothers Inc.

    4.1  Amended and Restated Declaration of Trust of RenaissanceRe Capital
         Trust, dated as of March 7, 1997, among the Company, as Sponsor, The
         Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

    4.2 Indenture, dated as of March 7, 1997, among the Company, as Sponsor and The Bank of New York, as Property Trustee.

    4.3  Series A Capital Securities Guarantee Agreement, dated as of March 7,
         1997, between the Company and The Bank of New York, as Trustee.

    4.4 Registration Rights Agreement, dated March 7, 1997, among the Company, the Trust, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
         Incorporated and Salomon Brothers Inc.

   99.1  Press Release of the Company, dated March 7, 1997.

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